                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 24, 2006

                              GENERAL DEVICES, INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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            (State of jurisdiction of incorporation or organization)

       000-03125                                    21-0661726
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(Commission File Number)                (I.R.S. Employer Identification Number)

                 153 Greenwood Avenue, Bethel, Connecticut 06801
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                (Address of principal executive offices Zip Code)

                                 (203) 798-1080
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              (Registrant's; telephone number, including area code)

Item 4.01        Changes in Registrant's Certifying Accountants.
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         On January 24, 2006, Amper, Politziner & Mattia, P.C., Certified Public
Accountants, ceased to act as the independent registered public accountant of
Registrant, General Devices, Inc. (the "Company"), and their client-auditor relationship thereupon ended.

         Pursuant to action by the Company's Board of Directors, the Company accepted the resignation of Amper, Politziner & Mattia, P.C. in contemplation of its retaining Child, Van Wagoner & Bradshaw, PLLC, Certified Public Accountants,
as its certifying accountants for the fiscal year ended December 31, 2005.

         On February 9. 2006, pursuant to action taken by its Board of
Directors, the Company so retained Child, Van Wagoner & Bradshaw, PLLC as its certifying accountants for the fiscal year ended December 31, 2005, replacing
Amper, Politziner & Mattia, P.C.

         No report on the financial statements of the Company issued by Amper
Politziner & Mattia, P.C. during the last two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor were there any disagreements during the last two fiscal years and through January 24, 2006, between Amper, Politziner & Mattia, P.C. and the Company concerning any matter of accounting principles or practices, financial statement, disclosure or auditing scope or procedure, which disagreements if not resolved would have required Amper, Politziner & Mattia, P.C. to make reference to the subject matter thereof in connection with its report. During the last two fiscal years and through January 24, 2006, none of the events listed in Items (1) through (3)
of Item 304(b) of Regulation S-B has occurred; and during such period the
Company has not consulted with Child, Van Wagoner & Bradshaw PLLC concerning any matter referred to under paragraph (i) or (ii) of Item 304(a)(2) of Regulation
S-B.

Item 9.01 Financial Statements and Exhibits.

16.1     Letter of Amper, Politziner & Mattia, P.C., dated February 9, 2006, pursuant to Item 304 (a)(3) of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by undersigned hereunto duly authorized.

                                      General Devices, Inc.
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                                                 (Registrant)

                                       By /s/ Damien R. Tanaka
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                                       Damien R. Tanaka
                                       President and CEO